Exhibit 99.2

                            Section 906 Certification
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-Q of Financial Federal Corporation for the quarter ended April 30, 2003, the undersigned officer, being the Chief Financial Officer of Financial Federal Corporation, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Financial Federal Corporation.



June 10, 2003                           /s/ Steven F. Groth
--------------                          -------------------------------------
Date                                    Steven F. Groth
                                        Chief Financial Officer and
                                        Senior Vice President